SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012

Layne Christensen Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1900 Shawnee Mission Parkway Mission Woods, Kansas 66205

(Address of Principal Executive Offices)

(913) 362-0510

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)       On June 7, 2012,  Layne stockholders approved an amendment to the Layne Christensen Company 2006 Equity Incentive Plan (the “Plan”) increasing the number of shares of common stock that are available for issuance under the Plan from 2,000,000 shares to 2,284,500 shares.

The foregoing description of the amendment to the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended and restated, which is attached as Appendix A to Layne's Definitive Proxy Statement filed with the Securities and Exchange Commission on May 11, 2012 (the "Proxy Statement") and to the description of the amendment to the Plan in Item 3 of the Proxy Statement, which is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Layne Christensen Company (the “Company”) held its Annual Stockholders Meeting on June 7, 2012.  The stockholders considered and voted on four proposals submitted for stockholder vote, each of which is described in detail in the Company’s 2012 Proxy Statement.  The following is a brief description of the matters voted on at the Annual Stockholders Meeting and the final results of such voting.

Proposal No. 1.   Election of seven directors—David A.B. Brown, J. Samuel Butler, Robert R. Gilmore, Anthony B. Helfet, Nelson Obus, Jeffrey J. Reynolds and Rene J. Robichaud—to hold office for terms expiring at the 2013 annual meeting of stockholders.

Final Results:  The stockholders elected David A.B. Brown, J. Samuel Butler, Robert R. Gilmore, Anthony B. Helfet, Nelson Obus, Jeffrey J. Reynolds and Rene J. Robichaud as directors to hold office for terms expiring at the 2013 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier death, retirement, resignation or removal.

	For	Withheld Authority	Broker Non Votes

David A.B. Brown	15,661,374	1,059,991	1,726,236

J. Samuel Butler	16,169,974	551,391	1,726,236

Robert R. Gilmore	16,033,020	688,346	1,726,236

Anthony B. Helfet	16,014,191	707,174	1,726,236

Nelson Obus	16,049,948	671,417	1,726,236

Jeffrey J. Reynolds	16,518,316	203,049	1,726,236

Rene J. Robichaud	16,560,370	160,995	1,726,236

Proposal No. 2:   Proposal to conduct an advisory vote on executive compensation.

Final Results:  The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s 2012 Proxy Statement.

				Broker
	For	Against	Abstain	Non Votes
Advisory vote on executive compensation:	8,916,362	6,739,072	1,065,931	1,726,236

Proposal No. 3:   Proposal to amend the Company’s 2006 Equity Incentive Plan, as amended and restated (the “2006 Equity Plan”) to increase the number of shares available for issuance under the 2006 Equity Plan and approve additional 162(m) performance goals.

Final Results:  The stockholders approved the proposal to amend the Company’s 2006 Equity Incentive Plan, as amended and restated (the “2006 Equity Plan”) to increase the number of shares available for issuance under the 2006 Equity Plan and approve additional 162(m) performance goals.

				Broker
	For	Against	Abstain	Non Votes
Vote on amendment to 2006 Equity Plan	12,721,217	3,985,386	14,762	1,726,236

Proposal No. 4:   Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as Layne Christensen Company’s independent auditors for the fiscal year ended January 31, 2013.

Final Results:  The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal 2013.

	For	Against	Abstain	Broker Non Votes
Deloitte & Touche LLP	18,131,150	308,910	7,541	0

No other matters were voted upon at the meeting.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

	Exhibit No.	Description

	10.1	Layne Christensen Company 2006 Equity Incentive Plan, as amended and restated (incorporated by reference from Appendix A to Layne's Definitive Proxy Statement filed with the SEC on May 11, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company
(Registrant)

Date:	June 13, 2012	By:	/s/ Rene J. Robichaud
			Name:	Rene J. Robichaud
			Title:	President and Chief Executive Officer